UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Seventh Supplemental Indenture

On June 5, 2018, in connection with certain financing transactions of Westmoreland Coal Company (the “Company”) (as described in Item 1.01 of our Form 8-K filed with the Securities and Exchange Commission on May 23, 2018), the Company entered into the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) with the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Notes Collateral Agent”) to the existing indenture, dated as of December 16, 2014 (as amended and supplemented, the “Indenture”), among the Company, the guarantors party thereto and the Trustee, which governs the Company’s 8.75% Senior Secured Notes due 2022 (the “Notes”). The Seventh Supplemental Indenture amends the Indenture to, among other things, allow for:

•
the incurrence of indebtedness under the Bridge Loan Agreement (the “Bridge Loan”), dated May 21, 2018, among Westmoreland Coal Company, as the administrative borrower, Westmoreland San Juan, LLC, as the San Juan borrower, Prairie Mines & Royalty ULC, as the Canadian borrower (collectively, the “Borrowers”), the grantors named therein, the lenders named therein and Wilmington Savings Fund Society, FSB (“WSFS”), as administrative agent and collateral agent;

•	the designation of San Juan Coal Company, San Juan Transportation Company and Westmoreland San Juan Holdings, Inc. as Restricted Subsidiaries under the Indenture; and

•
entry into the Intercreditor Agreement (the “Bridge Loan Intercreditor”), dated as of June 5, among the Company, the grantors named therein, WSFS, as term loan collateral agent (the “Term Loan Collateral Agent”), the Notes Collateral Agent, and WSFS, as Bridge Loan agent (the “Bridge Loan Agent”).

The foregoing description of the Seventh Supplemental Indenture is qualified in its entirety by reference to the Seventh Supplemental Indenture, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Bridge Loan Intercreditor

In connection with the entry into the Bridge Loan and the Seventh Supplemental Indenture, the Term Loan Collateral Agent, Notes Collateral Agent, and the Bridge Loan Agent entered into the Bridge Loan Intercreditor, acknowledged and agreed to by the grantors named therein, pursuant to which the Term Loan Collateral Agent, Notes Collateral Agent and Bridge Loan Agent established their respective priorities to certain collateral of the Borrowers that secure borrowings under the Bridge Loan Agreement.

Pursuant to the Bridge Loan Intercreditor, the liens granted to secure the obligations under the Bridge Loan are given priority over the liens granted to secure the obligations under the Notes and the existing term loan facility.

The foregoing description of the Bridge Loan Intercreditor is qualified in its entirety by reference to the Bridge Loan Intercreditor, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Seventh Supplemental Indenture, dated June 5, 2018, by and among Westmoreland Coal Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
10.2
Intercreditor Agreement, dated as of June 5, 2018, by and among the Westmoreland Coal Company, the grantors named therein, Wilmington Savings Fund Society, FSB, as term loan collateral agent and Bridge Loan agent and U.S. Bank National Association, as notes collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: June 11, 2018	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary